                           LIFETIME PROGRAM CONTRACT*
                       BETWEEN GENERAL MOTORS CORPORATION
                    NORTH AMERICAN OPERATIONS ("BUYER") AND
                 AMERICAN AXLE & MANUFACTURING, INC. ("SELLER")



1.       Purchase of Product
         -------------------

Seller agrees to sell, and Buyer agrees to purchase, 100% of Buyer's production and service requirements for the following product (the "Product" or "Goods"):

   Part Number    Description   Per Unit Price      Annual Daily Tool Capacity
   -----------    -----------   --------------      --------------------------

                   See Attached GMT 360 Schedule. Exhibit B

2.       Term
         ----

The term of this Agreement is for the "life of the Product", which is defined as the duration of the GMT 360 style presently projected to run from *** through
***

3.       Prices:  Price Reduction
         ------------------------

The per unit price of the Product is F.O.B. Seller's Plant. Pricing from model year *** is subject to the following annual percentage reduction from the prior year's price:

                   See Attached GMT 360 Schedule. Exhibit B

Purchases of Productive Material by Buyer for Seller shall continue through December 31, 2002, or such earlier date established by agreement of AAM and GM. Thereafter, except for increases or decreases in Seller's cost by reason of Seller's participation in Buyer's Steel Resale Program; Buyer's pricing adjustment policy(ies) for non-ferrous metals; or permitted under Buyer's Purchase Order Terms and Conditions no adjustments will be made hereunder for increases or decreases in Seller's costs for materials. Except for the increases or decreases set forth above, no other pricing adjustments (e.g. labor or overhead) will be made except by agreement between AAM and GM.

In addition, Buyer and Seller will use their best efforts to implement cost savings and productivity improvements, as set forth in Exhibit A attached hereto, in order to reduce

-----------
* Portions of this Exhibit 10.22(c) were omitted and filed separately with the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

Seller's costs, with the understanding the 50 percent (50%) of jointly achieved net savings (after deduction of expenditures for development, applications, engineering tools, prototypes and financing) will be applied to reduce the price of the Product to Buyer and the balance will be for the benefit of Seller.

4.       Supplier Development:  Quality Control
         --------------------------------------

Seller agrees to participate in Buyer's supplier quality and development program(s). In addition, Seller shall comply with all quality requirements and procedures specified by Buyer, as the same may be revised from time to time, including those applicable to Seller as set forth in Quality System Requirement SQS-9000.

5.       Right to Purchase from Others
         -----------------------------

5.1 Seller will assure that the Product remains competitive in terms of technology, design, and quality with similar goods available to Buyer during the term of this Agreement. If, in the reasonable opinion of Buyer, the Product does not remain competitive, Buyer, to the extent it is free to do so, will advise Seller in writing of the area(s) in which another product is more competitive with respect to technology, design or quality. If, within 150 days, Seller does not agree to immediately sell the Product with comparable technology, design or quality, Buyer may give notice of termination of this Agreement and after a period of one (1) year after such notice may purchase from another supplier without liability to Seller.

5.2 It is agreed by the parties that nothing in this Paragraph 5 shall modify or otherwise limit Buyer's right under Paragraph 12 ("Cancellation") of Buyer's Purchase Order Terms and Conditions.

6.       Technical Information:  Waiver of Claims
         ----------------------------------------

6.1 Buyer and Seller will cooperate to create, maintain, update and share technical information about the Product and its manufacture, without restriction, as needed, and in compliance with Buyer's drafting and math data standards.

6.2 In the event Buyer exercises its right to terminate or cancel this Agreement, for reasons other than those set forth in Paragraph 5 above, and then makes the Product or purchases the Product from another supplier. Seller agrees not to bring any action or claim against Buyer, its suppliers, dealers, or customers for any reason, excluding any claim for infringement of patents or other proprietary rights, arising from the manufacture, use and sale of the Product or use of the information furnished by Seller to Buyer under this Agreement. Seller will secure the necessary agreements with its employees and sub-contractors to assure compliance with this Section 6.

7.       Purchase Order Terms and Conditions
         -----------------------------------

Buyer's Purchase Order Terms and Conditions (1986), a copy of which is attached, are hereby incorporated into this Agreement by reference. It is understood that Paragraph 13


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                                                                               3


TERMINATION will not be applicable with respect to this contract. Any amendments to or revision of such Terms and Conditions shall also become a part hereof, provided that: (i) Buyer provides Seller with a copy of the Terms and Conditions as amended or revised; and (ii) Seller does not object to said amendment or revised Terms and Conditions within thirty (30) days after receipt. The Terms and Conditions and any amendment or revision made a part thereof shall be construed, to the extent possible, as consistent with the terms and conditions set forth herein and as cumulative; provided, however, that if such construction is unreasonable, terms and conditions set forth herein shall control.

This Agreement is effective upon its execution. The parties hereby agree that this agreement supersedes the Component Supply Agreement between them, dated February 28, 1994, as amended, as it relates to the subject matter contained herein and removes any requirement with respect to components covered hereby for GM to give notice of non-renewal under such agreement.

Seller                             Buyer

By  /s/ Brian McKenna              By  /s/ Lerick R. Chissus
    -----------------                  ---------------------

Title  Director, MST Programs      Title  Director, Metallic Purchasing GMTG
       ----------------------             ----------------------------------

Date  May 1, 1998                  Date  June 19, 1998
      -----------

                                                            Exhibit A

                        "LIFETIME CONTRACT COST SAVINGS"
                        --------------------------------

         Some examples of Cost Savings which shall be shared equally by the parties are set forth in (a), (b), and (c) below:

         (a) AAM requests from GM Engineering a dimensional change in an Existing Component that reduces scrap and improves efficiency. If granted, the savings with respect to that Existing Component would be shared equally by the two parties.

         (b) GM and AAM are both working on deproliferation of Existing Component Part Numbers by changing parts to commonize them. Savings with respect to such Existing Components would be shared by the two parties.

         (c) AAM or GM requests a material change applicable to a particular Existing Component or Components that would improve efficiency or reduce tool costs. These savings with respect to such Existing Components would be shared equally by the two parties.

         Improvements which are not attributable to specific components and improvements in processing, operating conditions, labor efficiency, scrap reduction, or any other area made by AAM as a result of its management expertise and knowledge or contributions by AAM employees, without any input from GM, are not included in the Cost Savings computation and are the exclusive property of AAM.


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                                                                               5




EXHIBIT B                   LIFETIME PROGRAM CONTRACT
                                    GMT 360

===================================================================================================================================
                                                                                   Model Year        2005 2006 2007 2008 Succeeding
                                                                                                                         Years
                                                                                   -----------------------------------------------
                                                                                   Percent Reduction ***  ***  ***  ***   ***

                                                                                   -----------------------------------------------
Part                                                                    Per        Annual Daily
Number   Description                                                    Unit Price Tool Capacity

==================================================================================================================================
-------------------------------------------------------------------------------------------------------------------------------
                              8.0"Rear Axles

15157619 GMT 360 Rear Axle                                        4.10 Std. ***                   ***    ***  ***  ***  ***   ***
15157587 GMT 360 Rear Axle                                        3.42 Std. ***         ***              ***  ***  ***  ***   ***
15157585 GMT 360 Rear Axle                                        4.56 Std. ***         ***              ***  ***  ***  ***   ***
15157615 GMT 360 Rear Axle                                        3.73 Std. ***         ***              ***  ***  ***  ***   ***
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                              7.25" Front Axles

15030027 GMT 360 Front Axle with P/N 15030023 Disconnect Assembly      3.42 ***                   ***    ***  ***  ***  ***   ***
15030028 GMT 360 Front Axle with P/N 15030023 Disconnect Assembly      3.73 ***         ***              ***  ***  ***  ***   ***
15030025 GMT 360 Front Axle with P/N 15030023 Disconnect Assembly      4.10 ***         ***              ***  ***  ***  ***   ***
15007523 GMT 360 Front Axle with P/N 15030023 Disconnect Assembly      4.56 ***         ***              ***  ***  ***  ***   ***
===============================================================================================================================


===============================================================================
                                                          Per     Annual Daily
Part Number                   Description             Unit Price  Tool Capacity
===============================================================================
-------------------------------------------------------------------------------

                  Front Auxiliary and Rear Propshafts

15152340    GMT 360 Front Auxiliary Propshaft         $   ***   ***
15152342    GMT 360 Front Auxiliary Propshaft         $   ***   ***
15152338    GMT 360 Rear Propshaft                    $   ***   ***
15152332    GMT 360 Rear Propshaft                    $   ***   ***
15152335    GMT 360 Rear Propshaft                    $   ***   ***
15152336    GMT 360 Rear Propshaft                    $   ***   ***
===============================================================================


AMERICAN
AXLE & MANUFACTURING
--------------------

Technical Center
2965 Technology Drive
Rochester Hills, MI 48309

June 25, 1997

Ms. Kim Buhl
Senior Buyer
GMTG
2000 Centerpoint Parkway
Mail Code 483-512-1B5
Pontiac, Michigan 48341-3147

Dear Kim:

The revised proposal for the GMT 360 Front and Rear Axles is hereby submitted for your review. As you are aware, AAM and GM have been working together on the engineering designs for both the front and the rear axles. This close working relationship has allowed the GMT 360 program to proceed within the program timing while helping to identify and address engineering issues early in the development process.

The prices provided herein are based on engineering changes required to Existing Components and the terms and conditions of the Component Supply Agreement under which AAM is committed to be competitive on future product programs such as this.

The attached Bill of Material for each axle identifies the budget baseline prices for included parts and productive material purchased by GM.

The tooling for the front axle is ***, including *** of supplier tooling and tooling for the rear axle is *** including *** of supplier tooling. Supplier tooling will be adjusted based on the results of the final negotiations with the suppliers.

Based on this proposal, issuance of an appropriate letter of intent is requested. As your production source, AAM looks forward to working with you and to contributing to the success of the GMT 360 program.

Best regards,


F. H. Allison
Program Manager, GM MST Programs

cc:  L. Chissus, D. Demos, T. Liem, B. McKenna

                               GMT 360 FRONT AXLE
                               ------------------

0        SORP Date:        ***

0        Volume:           *** annually; *** per day

                  0 Volumes quoted are LCR volumes based on ***. The MCR volume is calculated at *** annually and *** per day. AAM will provide axles at the purchase order piece price in effect at that time up to the MCR levels.

0        FOB:           ***

0        Piece Price:   ***

0        Tooling:       ***
                        0  AAM - ***
                        0  Supplier - ***

0        Prototypes:    *** and *** tooling

0        Design:        AAM will meet the design requirements as provided in
                        RFQ 2900012268 dated November 15, 1996, and CEA
                        T104C-011-01 dated November 14, 1996.

0        Labor:         *** Economics

                                 GMT 360 Rear Axle
                                 -----------------

0        SORP Date:     ***

0        Volume:           *** annually; *** per day

         0 Volumes quoted are LCR volumes based on ***. The MCR volume is calculated at *** annually and *** per day. AAM will provide axles at the purchase order piece price in effect at that time up to the MCR levels.

0        FOB:              ***

0        Piece Price:      ***

0        Tooling:          ***
                           0 - AAM ***
                           0 - Supplier - ***

0        Prototypes:       *** and *** tooling

0        Post Assembly Piercing of Brackets:  ***, based on decision by March
                                              31, 1998

0        Design:      AAM will meet the design requirements as provided in RFQ
                      2900002656 dated February 7, 1997 and CEA T104C-038 dated
                      January 24, 1997.

0        Labor:         *** Economics

                                   GMT 360

                                                                        6/25/97

1.       *** price increase to both Front & Rear Axle
                  *** Front
                  *** Rear

2.       F        ***

         R        ***

                  If lower - AAM benefits

3.       Steel Budget Base Equals ***

4.       Address omissions of Part No.'s in BOM

5.       Material pass through begins at ***.

                                       GM
                                       --
                           General Motors Truck Group



April 7, 1998



Mr. Brian W. McKenna
Director, GM MST & PC Programs
AMERICAN AXLE & MANUFACTURING
2965 Technology Drive
Rochester Hills, MI 48309

Re:      GMT 360 FRONT & REAR PROPSHAFTS

         RFQ 700018615

Dear Brian:

On behalf of the NAO Worldwide Purchasing Organization, I am pleased to inform you that American Axle & Manufacturing (AAM) has been selected as the production supplier for 100% of the GMT 360 NAO Front Auxiliary and Rear Propshaft requirements. This award is based on the negotiated piece price, tooling investment, and terms listed below. This award is issued under the terms and conditions of the Component Supply Agreement (CSA), its amendments, and the Memorandum of Understanding for Lifetime Program Contracts dated September 22, 1997 for GMT 360 Components.


                                              Piece Price
                Part                P/N     (At Full PPAP)  Tooling
                ----                ---     --------------  -------

Front Auxiliary Propshaft        15152340         ***         ***
                                 15152342         ***         ***


         0        Alpha, Beta, and Prototype Piece Price               ***
                  (This price applies until full PPAP)

         0        Prototype Tooling:                                   ***

         0 Production piece price is the base propshaft per CEA T104C-017, dated June 25, 1996, including paint. The piloted flange and cardboard liner are not included in the base design. Piece price does include 1/4 - 1/4 balancing, per revision to CEA dated April 7, 1998.

         0 Returnable dunnage shipping racks, and additional packaging is the responsibility of GMTG.

         0        FOB:  ***



                                                           Piece Price
Part                                         P/N         (At Full PPAP)
----                                         ---         --------------

Rear Propshaft                            15152332             ***
                                          15152335             ***
                                          15152336             ***
                                          15152338             ***


         0        Rebillable Tooling:                          ***

         0        Alpha, Beta, and Prototype Piece Price:      ***
                  (This price applies until full PPAP)

         0        Prototype Tooling:                           ***

         0 Production Piece Price is the base propshaft per CEA T104C-017 dated June 25, 1996, except 4" straight aluminum will be used in place of 4" collapsible MMC. The cardboard liner is included in the price. Piece price also does include 1/4 - 1/4 balancing, per revision to CEA dated April 7, 1998.

         0 Returnable dunnage, shipping racks, and additional packaging is the responsibility of GMTG

         0 GM's "Metal Price Adjustment for Non-Allied Primary Aluminum Part Suppliers", document revision date of January 21, 1997, applies to aluminum components after AAM assumes responsibility for Purchase Components. Utilize base point of the BOM provided by AAM dated March 23, 1998.

         0        FOB:  ***

         The LCR volumes for this program are as follows:

              Part Number            Annual Volume     Daily Volume
              -----------            -------------     ------------

               15152340                   ***               ***
               15152342                   ***               ***
               15152332                   ***               ***
               15152335                   ***               ***
               15152336                   ***               ***
               15152338                   ***               ***


The Material Pass Through (Paragraph 3.6 of the CSA) remains in effect beginning with the purchase order prices at ***. GMTG accepts responsibility for all material costs exceeding the total material cost per saleable part number on the attached purchase parts Bill of Material (BOM).

Service parts: Production for life of part plus (3) years past production based on SPO standard packs equal to (1) standard AAM rack.

Please contact Mr. Mike Prater, Design Release Engineer, to commence work on this program. The GMTG SQA will be contacting AAM to schedule an APQP meeting for the GMT 360 propshafts.

We appreciate the level of commitment which you have shown to date and look forward to your participation in the GMT 360 Program.

Best Regards,


Thomas A. Liem
Purchasing Manager

cc:      L. Chissus, GMTG
         T. Alig, GMTG
         K. Buhl, GMTG
         J. Dezelski, GMTG
         S. Fabatz, GMTG
         A. Hearsch, GMTG
         W. Jenkins, GMTG
         M. McDonald, GMTG
         M. Prater, GMTG
         J. Quinn, GMTG
         S. Sutherland, GM
         J. Ward, GMTG
         J. Wroblewski, GMTG
         M. Wolosiewicz, NAO-AP
         J. Lowe, SPO
         D. Demos, AAM
         S. Allison, AAM